                                                                      Exhibit 32

                           SECTION 1350 CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Summit America Television, Inc. (the "Company") on Form 10-Q for the period beginning July 1, 2003, and ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George R. Ditomassi, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 14, 2003

/s/ George R. Ditomassi
-----------------------
George R. Ditomassi
Chief Executive Officer and
   Principal Financial Officer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Summit America Television, Inc. and will be retained by Summit America Television, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.